                                   EXHIBIT 24



                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 14, 1995


                                     /s/ James A. Cunningham
                                     --------------------------
                                     James A. Cunningham

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1995



                                     /s/ Charles H. Erhart, Jr.
                                     -----------------------------
                                     Charles H. Erhart, Jr.

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1995


                                     /s/ Neal Gilliatt
                                     ---------------------
                                     Neal Gilliatt

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1995


                                     /s/ Lawrence J. Gillis
                                     ---------------------------
                                     Lawrence J. Gillis

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 1, 1995


                                     /s/ J. Peter Grace
                                     -----------------------
                                     J. Peter Grace

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 14, 1995


                                     /s/ Douglas B. Harper
                                     -------------------------
                                     Douglas B. Harper

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1995


                                     /s/ Will J. Hoekman
                                     ------------------------
                                     Will J. Hoekman

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1995


                                     /s/ Thomas C. Hutton
                                     -------------------------
                                     Thomas C. Hutton

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1995


                                     /s/ Patrick L. Johnson
                                     --------------------------
                                     Patrick L. Johnson

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 20, 1995


                                     /s/ Sandra E. Laney
                                     -------------------------
                                     Sandra E. Laney

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1995


                                     /s/ Kevin J. McNamara
                                     --------------------------
                                     Kevin J. McNamara

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 14, 1995


                                     /s/ Timothy S. O'Toole
                                     --------------------------
                                     Timothy S. O'Toole

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1995


                                     /s/ D. Walter Robbins, Jr.
                                     -----------------------------
                                     D. Walter Robbins, Jr.

                               POWER OF ATTORNEY
                               -----------------


  The undersigned director of ROTO-ROOTER, INC. ("Company") hereby appoints EDWARD L. HUTTON, WILLIAM R. GRIFFIN and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1995


                                     /s/ Jerome E. Schnee
                                     ------------------------
                                     Jerome E. Schnee